SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2005

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.)

155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)	07924 (Zip Code)

(908) 221-0100
(Registrant's telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

On July 27, 2005, the Registrant issued a Press Release with its second quarter results. See Exhibit 99.

Item 9.01 Financial Statements and Exhibits

Exhibit 99- Press Release entitled: Somerset Hills Bancorp Reports 2nd Quarter Earnings; Pre-tax Results Up 61%-After-Tax up 10%; Agrees to Purchase Property in Long Valley-Will Be 7th Branch

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2005	SOMERSET HILLS BANCORP By: /s/Stewart E. McClure, Jr. Stewart E. McClure, Jr. President, Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit 99:	Description Press Release Entitled: Somerset Hills Bancorp Reports 2nd Quarter Earnings; Pre-tax Results Up 61%-After-Tax up 10%; Agrees to Purchase Property in Long Valley-Will Be 7th Branch Branch